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EXHIBIT 10.11.3

                                LEASE AMENDMENT
                              (12520 Grant Drive)



This Lease Amendment, dated as of July 1, 1999, is by and between 12520 Grant Drive, LLC, a Colorado limited liability company ("Landlord") and Hi-Tech Manufacturing, Inc. ("Tenant").

                                    RECITALS

A. Landlord's predecessor, HTM Building Investors, LLC, and Tenant entered into the Revised Lease Agreement, dated January 14, 1994, as amended on April 1, 1998 (the "Lease").

B.   Landlord and Tenant desire to modify the Lease as set forth below.

                                   AGREEMENT

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   The term of the Lease shall be extended to July 1, 2004.

2. The Base Rent payable monthly under the Lease shall be: $44,650.00 from July 1, 1999 to June 30, 2001; $46,436.00 from July 1, 2001 to June 30,
     2002; $48,293.00 from July 1, 2002 to June 30, 2003; and $50,225.00 from
     July 1, 2003 to June 30, 2004.

3. In Section 8 of the Lease, the second sentence shall be amended to read, "Tenant further agrees to return the leased premises at the end of the term to Landlord in as good condition as when received, normal wear and tear excepted."

4.   Section 23 of the Lease is deleted.

5. Landlord agrees to resurface the parking lot that is part of the leased premises. Immediately upon the completion of the parking lot resurfacing, to Landlord's satisfaction, Tenant agrees to reimburse Landlord $30,000 for the cost of such work.

Except as modified herein all of the terms and conditions of the Lease shall remain unchanged and in full force and effect.
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Dated as of the date first set forth above.

Landlord
12520 Grant Drive, LLC


By:/s/  James F. Holmes
   ----------------------------
Name:   James F. Holmes
Title:  Manager



Tenant
Hi-Tech Manufacturing, Inc.

By:/s/  James Laurion
   ------------------------------
Name:   James Laurion
Title:  VP Finance

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